English Translation of
Purchase and sale contract (Intent)

Supplier: Hangzhou textile machinery limited company Contract serial number: (Duplicate)06027
Buyer : Chongqing Qiluo Textile Co. Limited company          Signing place: Hangzhou

                                                       Sign time:2006Year12Month18Date

1.	Product range, trademark, model, factory, quantity, amount, goods supply time and quantity:

Product	Brand Name	Model	Manufacturer	unit	Quantity	Price (yuan)	Aggregate amount (Yuan)	Estimate deliver time frame
Model “space2000New times” automatic reeling machine	“Fei Yu”	400xu/Group	Foshan imitates machine the factory	Group	6	400000	2400000	Jan 30 , 2007
							2400000
Sum total Renminbi (capital letter): 2,400,000 Yuan

2.	Requirement, technical support and quality control : enterprise standard

3.	Delivery method and location : factory will decide

4.	The transport mode and fees: Supplier charge transports cost & Qiluo ‘s own expenses

5.	Reasonable loss and computational method: N/A

6.	Packing standard, packing material supply and recycling: Do not return The Wooden crate packing and unwrapped packing material

7.	The approval standard, the method and propose the objection deadline: According to supplier enterprise standard approval.

8.	Spare parts, fitting tool quantity and supply: N/A

9.	Payments: Buyer will pay 20% by 1.30, 2007 , after delivery goods and complete assembling , the 80% will be paid in full.

10.	If must provide the guarantee, sets up the contract warranty in addition, takes the contract appendix. (N/A)

11.	Violation responsibility :According to《People's Republic of China law of contract>

12.	dispute :Consultative solution

13.	Other items :The supplier sends two mechanics to instruct the equipment setup, its food, sleeps free by the buyer provides.

Seller
Name: Hangzhou textile machinery limited company
Address: 279 Zhejiang Province Hangzhou stone bridge connection
Legal representative: Ye Wen
Consignee: Jiang Danming
Telephone:0571-88137613(Facsimile)
Bank account:
Account :9559980320165976814
Zip code:310022

Buyer
Name: Chongqing Qiluo Textile Co. Limited company
Address: Chongqing Fuling Li crosses private sector development zone
Legal representative: Dingliang Kuang
Consignee: Dingliang Kuang
Telephone:023-72234659   72231011(Facsimile)
Bank account:
Account number:
Zip code:408000